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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                 July 23, 2001





                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                       1-12084                          34-1559357
(State of incorporation)      (Commission File Number)      (IRS Employer identification No.)

   300 Madison Avenue
       Toledo, Ohio                                         43604
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100







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ITEM 5. OTHER INFORMATION
-------------------------

     On July 23, 2001 Libbey Inc. (the "Company") through a press release announced that the Company had received a request from the Federal Trade Commission in connection with the proposed acquisition of the Anchor Hocking glassware operations of Newell Rubbermaid Inc. This request will extend the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act. Libbey intends to respond to the request as quickly as practicable, and anticipates closing the transaction in the fourth quarter of this year.

     On June 18, 2001, Libbey announced a definitive agreement to acquire the Anchor Hocking glassware operations of Newell Rubbermaid. The transaction valued at $332 million is to be paid in cash.



     (c)   EXHIBITS

     Exhibit
       NO.                        DESCRIPTION
       ---                        -----------

       99            Text of press release dated July 23, 2001.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         LIBBEY INC.
                                         Registrant





Date:   July 24, 2001                    By:    /s/ Kenneth G. Wilkes
      ------------------------               -------------------------------
                                         Kenneth G. Wilkes
                                         Vice President, Chief Financial Officer
                                         (Principal Accounting Officer)








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                                  EXHIBIT INDEX

Exhibit No.                        Description                         Page No.
-----------                        -----------                         --------


    99         Text of press release dated July 23, 2001.                E-1